UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                AMENDED FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): July 30, 2007


                            GRANDSOUTH BANCORPORATION




Incorporated under the     Commission File No. 000-31937      I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  57-1104394




                                 381 Halton Road

                        Greenville, South Carolina 29607

                             Telephone: 864-770-1000




         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NOTE: The Form 8-K filed by the Registrant on July 31, 2007 relating to second quarter earnings inadvertently included as Exhibit 99 thereto Registrant's first quarter earnings release. This amended Form 8-K includes the second quarter earnings release.

Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

Second Quarter Earnings

     Please see Exhibit 99 for the Registrant's 2007 second quarter earnings release.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)  Exhibit 99 - Registrant's 2007 Second Quarter Earnings Release.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 GRANDSOUTH BANCORPORATION
                                 (Registrant)



Date: August 2, 2007             By: /s/ Ronald K. Earnest
                                    --------------------------------------------
                                    Ronald K. Earnest
                                    President

                                  EXHIBIT INDEX

Exhibit 99       Registrant's 2007 Second Quarter Earnings Release